Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Cash flows from operating activities
Net loss	$ (25,415)	$ (9,326)	$ (3,839)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	2,805	842	147
Share-based compensation	6,638	963	592
Loss on disposal of property and equipment	64
Changes in operating assets and liabilities
Accounts receivable	(5,205)	(1,906)
Prepaid expenses and other current assets	(7,489)	(846)	(304)
Amount due from a related party	198	(198)
Rental deposit	(797)
Accounts payable	4,494	338
Deferred revenue	12,825	3,657
Accrued expenses and other current liabilities	5,949	1,341	(700)
Net cash used in operating activities	(5,933)	(5,135)	(4,104)
Cash flows from investing activities
Purchase of property and equipment	(8,740)	(3,181)	(1,041)
Payment for long term investments	(809)		(951)
Net cash used in investing activities	(9,549)	(3,181)	(1,992)
Cash flows from financing activities
Proceeds from issuance of convertible redeemable participating preferred shares	211,750	45,000	23,551
Repurchase of convertible redeemable participating preferred shares	(30,750)
Proceeds from issuance of ordinary shares	291,012
Payment for IPO costs	(1,727)
Capital contribution from shareholders	15
Repurchase of ordinary shares	(58,044)
Net cash provided by financing activities	412,256	45,000	23,551
Effect of exchange rate on cash and cash equivalents	(1,180)	151	(34)
Net increase in cash and cash equivalents	395,594	36,835	17,421
Cash and cash equivalents at the beginning of year	55,374	18,539	1,118
Cash and cash equivalents at the end of year	450,968	55,374	18,539
Non-cash investing and financing activities
Payable for purchase of property and equipment	1,105
Payable for deferred IPO cost	2,634
Payable for repurchase of ordinary shares	$ 6,450